Exhibit 10.5

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

EQUITY INCENTIVE PLAN

EFFECTIVE JUNE 16, 2004

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

EQUITY INCENTIVE PLAN

Section 1. Purposes.

(a) Purposes. The purposes of the Plan are (i) to recognize and compensate selected employees and consultants of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (ii) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining employees and consultants; and (iii) to provide incentive compensation to such employees and consultants principally based upon the Company’s performance as measured by the appreciation in Common Stock. The terms of the Plan shall be incorporated in an award or agreement to be executed by a Plan Participant.

(b) Intent. The Plan is intended to be an equity incentive plan, with Awards governed by applicable provisions of the Code, but the Plan is not intended to be an employee benefit plan as defined under the Employee Retirement Income Security Act of 1974.

(c) History of Plan. As described below, the Plan succeeded the Company’s 2002 Stock Option Plan, which was originally effective as of January 2, 1995 and was amended and restated as of April 30, 2003. The Plan, which was approved by the Company’s Board of Directors, and subsequently approved by the Company’s stockholders on June 16, 2004, amended and superseded the Company’s 2002 Stock Option Plan effective June 16, 2004.

Section 2. Definitions.

(a) “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, or Stock Unit under the Plan.

(b) “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

(c) “Board” shall mean the Board of Directors of the Company, as constituted from time to time, or the Committee, as defined herein.

(d) “Change of Control” shall mean the occurrence of any of the following events:

(i) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of “Beneficial Ownership” (as the term beneficial ownership is used for purposes of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided that for purposes of this Section 2(b)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(ii) Approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation, or (B) (1) a complete liquidation or dissolution of the Company or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

(iii) Acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event, in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be made hereunder by, the Board; provided, the Committee shall consist of such Board members as shall satisfy as applicable: (i) the listing standards of Nasdaq, or any stock exchange, for which trading of Common Stock is listed; and (ii) Rule 16b-3 under the Exchange Act, and (iii) Section 162(m) under the Code.

(g) “Company” shall mean, Primus Telecommunications Group, Incorporated, a Delaware corporation.

(h) “Common Stock” shall mean common stock of the Company, $.01 par value per share.

(i) “Disability” or “Disabled” shall mean the inability of a Participant to perform his or her normal employment duties for the Company resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board of Directors.

(j) “Employee” shall mean any person (including officers) employed by the Company or any Subsidiary. Additionally, solely for purposes of determining the persons eligible under the Plan to be granted Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term “Employee” shall include consultants to the Company; provided, however, that a director of the Company or any Subsidiary shall not be considered to be an Employee of the Company or any Subsidiary for purposes of this Plan solely by reason of serving as such director or receiving compensation from the Company or any Subsidiary for serving as such director.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect from time to time.

(l) Fair Market Value” shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 7 hereof.

(m) “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, or (ii) such other date as may be specified by the Board.

(n) “Grantee” means a person who receives or holds an Award under the Plan.

(o) “Incentive Stock Option” means an incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provisions of any subsequently enacted tax statute, as amended from time to time.

(p) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, determine from time to time whether the regulations under Section 162(m) of the Code shall apply for purposes of determining which individuals are “Non-Employee Directors.”

(q) “Option” shall mean an incentive stock option or a non-qualified stock option to purchase Common Stock that is granted pursuant to the Plan.

(r) “Option Agreement” shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

(s) “Optionee” shall mean a Participant to whom an Option is granted.

(t) “Participant” shall mean each Employee.

(u) “Plan” shall mean the Primus Telecommunications Group, Incorporated Equity Incentive Plan, as amended from time to time.

(v) “Proprietary Information” shall mean any and all confidential, proprietary, business and technical information or trade secrets of the Company or of any Subsidiary or affiliate of the Company revealed, obtained or developed in the course of Participant’s employment with the Company or in the course of Participant’s performance of services for the Company in any other capacity. Such Proprietary Information shall include but shall not be limited to, methods of production and manufacture, research, marketing and development plans and efforts, cost information, pricing information, marketing methods and plans, identities of customers and suppliers, the Company’s relationship with actual or potential customers and the needs and requirements of any such actual or potential customers, and any other confidential information relating to the business of the Company. Proprietary Information shall not include (i) such information as may be necessary or appropriate for a Participant to disclose in the course of his employment or engagement for the effective and efficient discharge of his duties as an employee or consultant of the Company or as may be required by law to be disclosed; and (ii) such information as is readily available to the general public so long as such information did not become available to the general public as a direct or indirect result of Participant’s breach of his obligation to maintain confidentiality.

(w) “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

(x) “Restricted Stock” means shares of Common Stock, awarded to a Grantee pursuant to Section 6 hereof.

(y) “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 6 hereof.

(z) “Securities Act” shall mean the Securities Act of 1933, as in effect from time to time.

(aa) “Shares” shall mean shares of Common Stock.

(bb) “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 6 hereof.

(cc) “Stock Purchase Agreement” shall mean an agreement in such form as the Board may from time to time approve, which an Optionee may be required to execute as a condition of purchasing Shares upon exercise of an Option.

(dd) “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 6 hereof.

(ee) “Subsidiary” shall mean a subsidiary of the Company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code substituting the term “entity” wherever the term “corporation” appears therein.

(ff) “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(gg) “Unrestricted Stock” means an Award pursuant to Section 6 hereof.

Section 3. Participation.

The Board may grant Awards at any time and from time to time to Participants who shall be selected by the Board. Awards may be granted only to Participants. Any grant of Awards may include or exclude any Participant, as the Board shall determine in its sole discretion. A Participant who has been granted an Award, if he or she is otherwise eligible, may be granted additional Awards.

Section 4. Administration.

(a) Procedure. The Plan shall be administered by the Board or the Committee. Members of the Board or the Committee who are eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Award to himself or herself.

If a Committee is appointed by the Board, the Committee shall have the power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered either by the Board, or by a Committee, appointed in the same manner and subject to the same terms as provided herein.

(b) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion to: (i) designate Grantees; (ii) determine the type or types of Awards to be made to a Grantee; (iii) determine the number of shares of Stock to be subject to an Award; (iv) subject to the succeeding proviso, establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option in accordance with Sections 6 and 7 of the Plan, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options); provided Restricted Stock and Stock Unit awards shall not vest until the third anniversary of the Grant Date, unless accelerated following the first anniversary of the Grant Date due to the satisfaction of pre-determined performance conditions; (v) prescribe (y) the form of each Award Agreement evidencing an Award and (z) rules and regulations relating to the Plan (as well as amend and rescind rules, consistent with the Plan); (vi) amend, modify, or supplement the terms of any outstanding Award consistent with the Plan, including, without limitation, to accelerate the exercise or vesting date of any Award or to change the termination date of any Award, or to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United

States to recognize differences in local law, tax policy, or custom; notwithstanding the foregoing and subject to the third succeeding paragraph, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award; (viii) to determine whether any Participant will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Awards; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board or Committee or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or agreements relating to the grant or exercise thereof; (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan; and (xii) to employ counsel, accountants, and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

With respect to any executive officer of the Company, the Board or Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Notwithstanding any other provisions of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

As a condition to any subsequent Award, the Board or Committee shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board or Committee at the time the new Award is made. The Board or Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for “cause” as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 8.

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board or Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

(c) Effect of the Board’s or Committee’s Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Participants and Grantees under the Plan. All decisions, determinations and interpretations of the Board or the Committee need not be uniform and may be made by it selectively among Participants and Grantees and any other holders of any Awards granted under the Plan.

(d) Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Awards granted hereunder.

(e) Indemnification of the Board and the Committee. The Company shall indemnify and hold harmless each member of the Board and the Committee against any and all expenses and liabilities arising out of such member’s action or failure to act in such capacity, excepting only to expenses and liabilities arising out of such member’s own willful misconduct or failure to act in good faith.

Expenses and liabilities against which a member of the Board or the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

The right of indemnification shall be in addition to any other rights to which any member of the Board or the Committee may be entitled.

The Company may, at its own expense, settle any claim asserted or proceeding brought against any member of the Board or the Committee when such settlement appears to be in the best interest of the Company.

(f) Expenses of the Board and the Committee. All reasonable expenses of the Board and the Committee with respect to the administration of the Plan shall be paid by the Company.

Section 5. Stock Subject to the Plan.

Subject to this Section 5 and to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares subject to Awards granted under the Plan is 13,000,000. If an Option or Award expires, or becomes unexercisable for any reason without having been exercised in full, the Shares subject to such Award shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, Awards for more than an aggregate of forty percent (40%) of the Shares subject to Awards authorized under the Plan.

Section 6. Terms and Conditions of Awards.

(a) Options. Each Option granted pursuant to the Plan shall be authorized by the Board or Committee and shall be evidenced by an Option Agreement. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, and shall contain the following terms and conditions:

(i) Number of Shares. The number of shares of Common Stock subject to the Option.

(ii) Option Price. The price per share payable on the exercise of any Option shall be determined by the Board or the Committee in its discretion and stated in the Option Agreement.

(iii) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board or Committee and may consist entirely of cash, check, promissory notes or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Board or Committee. In making its determination as to the type of consideration to accept, the Board or Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(A) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board or Committee, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with Section 1274(d) of the Code as of the date of exercise. In such an instance, the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

(B) If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase (the “Payment Shares”), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Payment Shares shall be the Fair Market Value of such Payment Shares on the date of exercise as determined by the Board or Committee in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of incentive stock options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised incentive stock options may have, by such action, lost their status as incentive stock options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

(C) To the extent permitted under the Section 16b-3 of the Exchange Act, and in the sole discretion of the Committee, the Company may cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker, who is a registered securities broker acceptable to the Company and who agrees to effect such cashless exercise, instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

(iv) Exercise of Options. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board or Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase Agreement. Full payment may consist of such consideration and method of payment allowable under Section 6 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 8 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of Shares as to which the Option is exercised.

(v) Term and Vesting of Options. Notwithstanding any other provision of this Plan, no Option shall be (i) granted under this Plan after its expiration date, as set forth in Section 25 hereof, (ii) exercisable prior to the earlier of (A) the date which is six (6) months after the date of grant or (B) the date of Change of Control, and (iii) exercisable more than ten (10) years from the date of grant.

Except as provided in Sections 4 and 6(vi)(D), Options granted hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board or Committee shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

(vi) Termination of Options.

(A) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board or Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

(B) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee’s employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee’s death subsequent to termination of employment or such other relationship, by the Optionee’s executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee’s termination of employment or such other relationship.

(C) Except as otherwise provided herein or in the Option Agreement, upon the Disability or death of an Optionee while employed or otherwise engaged by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee’s Disability or death, by the Optionee or his legal guardian or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment during such one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board or Committee, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

(D) Options may be terminated at any time by agreement between the Company and the Optionee.

(b) SARs

(i) Right to Payment. An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board or Committee. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the trading day preceding the Grant Date or may vary in accordance with a predetermined formula while the SAR is outstanding. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

(ii) The Board or Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

(c) Restricted Stock and Stock Units

(i) Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which may be deemed paid by Services already rendered).

(ii) At the time a grant of Restricted Stock or Stock Units is made, the Board or Committee may, subject to Section 4 and in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board or Committee may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 4. Notwithstanding the foregoing, Restricted Stock that vests solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date. Restricted Stock for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board or Committee with respect to such Restricted Stock or Stock Units.

(iii) The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board or Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted

Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

(iv) Unless the Board or Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board or Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

(v) Unless the Board or Committee otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board or Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

(vi) A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

(vii) Unless the Board or Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

(viii) The Grantee may be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 4, or in the discretion of the Board or Committee, in consideration for past Services rendered to the Company or an Affiliate.

(ix) Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board or Committee, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

(d) Unrestricted Stock Awards. The Board or Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board or Committee) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

(e) Forfeiture. Notwithstanding any other provision of this Plan, if a Grantee’s employment or engagement is terminated by the Company and the Board makes a determination that the Grantee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or (iii) has disclosed any Proprietary Information without the consent of the Company or (iv) has breached the terms of any written confidentiality agreement or any non-competition agreement with the Company in any material respect, all unexercised Options held by such Grantee and all other outstanding Awards held by such Grantee shall terminate upon the earlier of the date of termination of employment or engagement for “cause” or the date of such a finding.

Section 7. Determination of Fair Market Value of Common Stock.

(a) Except to the extent otherwise provided in this Section 7, the Fair Market Value of a share of Common Stock shall be determined by the Board or Committee in its sole discretion.

(b) If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board or Committee shall determine the appropriate exchange or market) on the trading day preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board or Committee in good faith.

(c) “Adjusted Fair Market Value” shall mean in the event of a Change of Control, the greater of (A) the highest price per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Change of Control or (B) the highest Fair Market Value of a share of Common Stock on any business day during the ninety (90) day period ending on the date of the Change of Control.

Section 8. Adjustments.

(a) Subject to required action by the shareholders, if any, the number of shares of Common Stock as to which Awards may be granted under this Plan and the number of shares subject to outstanding Awards and the option prices thereof (if any) shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

(b) No fractional shares of Common Stock shall be issuable on account of any action mentioned in paragraph 8(a) above, and the aggregate number of shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

Section 9. Rights as a Shareholder.

The Grantee shall have no rights as a shareholder of the Company and, except as specifically provided for herein and an Award Agreement, shall have neither the right to vote nor receive dividends with respect to any Shares subject to an Award until such Award has had applicable restrictions lifted or has been exercised.

Section 10. Time of Granting Awards.

The date of grant of an Award shall, for all purposes, be the date on which the Board or Committee authorizes the granting of such Award. Notice of the grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

Section 11. Modification, Extension and Renewal of Option.

Subject to the terms and conditions of the Plan, the Board or Committee may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Award which adversely affects a Participant shall be made without the consent of such Participant.

Section 12. Conditions to Issuance of Shares.

(a) The obligation of the Company to issue and sell Shares to a Grantee to under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue and sell such Shares, and (ii) such issuance and-sale complying with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

At the option of the Board or Committee, the obligation of the Company to issue and sell Shares to a Grantee under the Plan may be conditioned upon obtaining appropriate representations, warranties and agreements of the Grantee. Among other representations, warranties, restrictions and agreements, the Grantee may be required to represent and agree that the purchase of Shares of Common Stock under the Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Award are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Grantee shall acknowledge that the Shares purchased are not registered under the Securities Act and may not be sold or otherwise transferred unless such Shares have been registered under the Securities Act in connection with the sale or other transfer, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer is exempt from registration under the Securities Act, and unless said sale or other transfer is in compliance with any other applicable laws, rules and regulations including all applicable federal and state securities laws, rules and regulations. Unless such Shares are registered under the Securities Act, the certificates representing all Shares so issued shall contain the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

Section 13. Transferability.

Notwithstanding any other provision of this Plan, a Grantee may at any time prior to death, assign an Award to the Grantee’s spouse, lineal and/or collateral descendants, a trust for the benefit of the Grantee’s spouse and/or lineal descendants, or a partnership of which the Grantee’s spouse and/or lineal descendants are the only partners, subject to approval by the Board or the Committee. Any such assignment shall be permitted only if an assignment is expressly permitted in the Award Agreement, or approved in writing by the Board or the Committee, and the Grantee receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Grantee, and delivered to the Board or the Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal or collateral descendant, partnership, or trustee of the trust shall be entitled to all of the rights of the Grantee under the Plan with respect to the assigned Award, and such Award shall continue to be subject to all of the terms, conditions, and restrictions applicable to the Award, as set forth in the Plan and the Award Agreement.

Section 14. Other Provisions.

The Award Agreement and Stock Purchase Agreement may contain such other provisions as the Board of Directors or Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

Section 15. Change of Control.

(a) For purposes of the Plan, “Option Cancellation Date” shall mean, as to each Option, the later of: (i) the first business day after the expiration of a period of six (6) months from the date of grant of the Option; (ii) in the event of a Change of Control as defined in Section 2(b)(ii)(A) or 2(b)(ii)(B)(2), the date on which the transaction approved by shareholders of the Company (as provided in Section 2(b)(ii)) is consummated; and (iii) in the event of a Change of Control as defined in Section 2(b)(i) or 2(b)(iii), the first business day after the expiration of a period of sixty (60) days after the occurrence of such event.

(b) Upon a Change of Control, all Options (whenever granted) outstanding on the date of such Change of Control shall be or become immediately and fully exercisable and all restrictions on other Awards shall be lifted.

(c) In the event of a Change of Control as defined in Section 2(b)(i), 2(b)(ii)(A), 2(b)(ii)(B)(2) or 2(b)(iii), all Options (whenever granted) outstanding on the Option Cancellation Date which are not exercised on or before the Option Cancellation Date shall be cancelled on such date by the Company, and the Company shall on such date pay to each holder of each such cancelled Option a cash amount equal to the excess, if any, in respect of each Option cancelled, of (i) the greater of (A) the Fair Market Value of the shares of Common Stock subject to the Option on the business day immediately preceding the Option Cancellation Date or (B) the Adjusted Fair Market Value of the Common Stock subject to the Option over (ii) the aggregate purchase price which would have been payable for such shares of Common Stock pursuant to the Option had the Option not been canceled.

Section 16. Amendment of the Plan.

Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award; provided, however, that without approval of the shareholders, no such revision or amendment may change the aggregate number of Shares for which Awards may be granted hereunder, change the designation of the class of employees eligible to receive Awards or decrease the price at which Options may be granted.

Section 17. Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Awards shall be used for general corporate purposes or such other purpose as may be determined by the Company.

Section 18. No Obligation to Exercise Option.

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 19. Reservation of Shares.

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 20. Taxes, Fees, Expenses and Withholding of Taxes.

(a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

(b) The grant of Awards hereunder and the issuance of Shares pursuant to Awards is conditioned upon the Company’s reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Grantee, any taxes required to be withheld under federal, state, local or foreign law as a result of the grant or exercise of such Award or Option or the sale of the Shares issued thereunder. To the extent that compensation or other amounts, if any, payable to the Grantee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Grantee, as a condition of the exercise of an Option or SAR, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company’s satisfaction of its withholding obligations under federal, state, local and foreign law.

Section 21. Notices.

Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Grantee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon the transfer of the Shares purchased upon exercise) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Grantee and each transferee holding Shares purchased thereunder to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

Section 22. No Enlargement of Participant Rights.

This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Grantee, or to be consideration for or a condition of the employment or service of any Grantee. Nothing contained in this Plan shall be deemed to give any Grantee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Grantee thereof at any time, subject to applicable law. No Grantee shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such Grantee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

Section 23. Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 24. Applicable Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 25. Expiration Date.

For purposes of granting new Awards, this Plan expires on January 2, 2010, although Awards outstanding on such date shall continue to be governed by the terms of the Plan effective on the date that it is adopted by the Board.